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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 FORM 8 - K

                               CURRENT REPORT


           Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 15, 1996
                                                ---------------------

                              C.H. Heist Corp.
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             (Exact name of registrant as specified in charter)


    New York                        0-7907                     16-0803301
- ----------------                 ------------               -------------------
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)               Identification No.)
incorporation)

810 North Belcher Road, Clearwater, Florida                       34625
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (813) 461-5656
                                                  -----------------------------

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(Former name or former address, if changed since last report)






                            Total Number of Pages: 44

                               Exhibit Index: 3


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Item 2: Acquisition or Disposition of Assets

        On September 15, 1996, Ablest Service Corp. ("Ablest") a wholly owned subsidiary of C.H. Heist Corp. ("Company"), purchased certain assets, primarily customer and employee lists, from Tech Resource, Inc. ("Tech Resource") a Georgia Corporation, and its shareholder. The terms of the transaction also provided that the selling shareholder not compete with Ablest for a period of three years beginning with his termination of employment at Ablest. The aggregate purchase price was $1,500,000, of which $1,000,000 was in cash and $500,000 in the form of a one year promissory note. The source of the funds used by Ablest was $1,000,000 from it operating cash account. The amount of the purchase price was determined through negotiations and is expected to be assigned primarily to the estimated fair value of the intangible assets acquired.

        Tech Resource is engaged in a staffing service business concentrating in the Computer and Information Technology areas located in Atlanta, Georgia. Ablest intends to continue operating Tech Resource as an integral part of its own business.



                                     (2)

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Item 7:      Financial Statements, Pro Forma Information and Exhibits


(a), (b) Separate, audited financial statements and pro forma statements for Tech Resource are not required, as Tech Resource does not qualify as a significant subsidiary to the Company as defined in Article 1.02 of Regulation S-X.

(c)          Exhibit                                                Pages

             Ex-1       Asset Purchase Agreement between Ablest,
                        Tech Resource and Britt D. Ehrhardt dated
                        September 15, 1996.                         A1-A30

             Ex-10.1    Promissory Note                              B1-B4

             Ex-10.2    Employment Agreement                         C1-C4

             Ex-10.3    Restrictive Agreement                        D1-D3



                                     (3)


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                                        SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:   September 23, 1996




                                        C. H. Heist Corp.
                                        ---------------------------
                                        (Registrant)





                                        /s/ John L. Rowley
                                        ---------------------------
                                        John L. Rowley
                                        Vice President-Finance
                                        (Chief Financial and
                                        Accounting Officer)




                                     (4)